Exhibit 99.2

EXECUTION COPY

VOTING AGREEMENT

This VOTING AGREEMENT, dated as of October 30, 2007 (this “Agreement”), is made by and among BRACCO DIAGNOSTICS, INC., a Delaware corporation (“Parent”), E-Z-EM, INC., a Delaware corporation (the “Company”), and the stockholders of the Company listed on Schedule I to this Agreement (the “Stockholders”).

WHEREAS, as of the date hereof, each Stockholder owns beneficially and of record the number of shares of common stock, par value $0.10 per share (“Company Common Stock”), of the Company, set forth opposite such Stockholder’s name on Schedule I hereto (all such shares of Company Common Stock, together with any other shares of capital stock of the Company of which ownership of record, beneficial ownership or the power to vote is acquired by the Stockholder after the date hereof and during the term of this Agreement (including through the exercise of any stock options, warrants, or any other convertible or exchangeable securities or similar instruments of the Company), being collectively referred to herein as the “Shares”);

WHEREAS, Parent, Eagle Acquisition Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), and the Company propose to enter into, immediately prior to execution of this Agreement, an Agreement and Plan of Merger (the “Merger Agreement”), a draft of which has been made available to the Stockholders, which provides, upon the terms and subject to the conditions thereof, for the merger of Merger Sub with and into the Company (the “Merger”), with the Company surviving as a wholly owned subsidiary of Parent;

WHEREAS, as a condition to its willingness to enter into the Merger Agreement, Parent has required that the Stockholder agrees, and the Stockholder is willing to agree, to the matters set forth herein;

WHEREAS, the Board of Directors of the Company has taken all actions necessary and within its authority such that no restrictive provision of any "fair price," "moratorium," "control share acquisition," "business combination," "stockholder protection," "interested stockholder" or other similar anti-takeover statute or regulation, including, without limitation, Section 203 of the General Corporation Law of the State of Delaware (the “DGCL”), or any restrictive provision of the Certificate of Incorporation or By-Laws of the Company is, or at the Effective Time will be, applicable to the Company, Parent, Merger Sub, the Company Common Stock, the Merger or any other transaction contemplated by this Agreement or the Merger Agreement.

NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements contained herein and in the Merger Agreement, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

Section 1.            Defined Terms. Capitalized terms used but not defined herein have the meanings set forth in the Merger Agreement.

Section 2.	Voting of Shares.

(a)    Voting. For so long as this Agreement is in effect, each Stockholder hereby agrees to vote (or cause to be voted) all of the Stockholder’s Shares, at every annual, special or other meeting of the stockholders of the Company, however called, and at any adjournment or adjournments or postponement or postponements thereof, or pursuant to any consent in lieu of a meeting or otherwise:

(i)        in favor of the adoption of the Merger Agreement and the approval of the Merger and the other transactions contemplated thereby, and any actions required in furtherance thereof;

(ii)       in favor of any other matter reasonably necessary to the consummation of the transactions contemplated by the Merger Agreement and considered and voted upon by the stockholders of the Company;

(iii)      against any action, agreement or transaction (other than the Merger Agreement or the transactions contemplated thereby) or proposal (including any Acquisition Proposal) that the Stockholder would reasonably expect to result in a breach in any material respect of any covenant, representation or warranty or any other obligation of the Company under the Merger Agreement; and

(iv)      against (A) any Acquisition Proposal or (B) any action that is intended, or that would reasonably be expected, to prevent or materially delay or interfere with the Merger and the other transactions contemplated by the Merger Agreement.

The Stockholder (x) acknowledges receipt and review of a copy of the Merger Agreement, and (y) hereby waives, and agrees not to, for so long as this Agreement is in effect, exercise or assert, any appraisal rights or similar rights under Section 262 of the DGCL, in connection with the Merger.

(b)    Grant of Irrevocable Proxy. Without limiting the generality of the foregoing, each Stockholder hereby irrevocably grants, by executing this Agreement, to, and appoints, Parent and any individual who shall hereafter be designated by Parent, and each of them, such Stockholder’s proxy and attorney-in-fact (with full power of substitution), for and in the name, place and stead of such Stockholder, to vote, or cause to be voted, such Stockholder’s Shares, or grant a consent or approval in respect of such Stockholder’s Shares, at every annual, special or other meeting of the stockholders of the Company, however called, and at any adjournment or adjournments or postponement or postponements thereof, or pursuant to any consent in lieu of a meeting or otherwise, with respect to the matters and in the manner specified in Section 2(a) hereof; provided that the foregoing proxy shall terminate immediately upon termination of this Agreement in accordance with its terms, without further action by any Stockholder or Parent. Each Stockholder understands and acknowledges that Parent is entering into the Merger Agreement in reliance upon such Stockholder’s execution and delivery of this Agreement. Each Stockholder hereby affirms that the irrevocable proxy set forth in this Section 2(b) is given in connection with the execution of the Merger Agreement, and that such irrevocable proxy is given to secure the performance of the duties of such Stockholder under this Agreement.

2

SUBJECT TO THIS SECTION 2(b), THIS GRANT OF PROXY IS COUPLED WITH AN INTEREST AND MAY UNDER NO CIRCUMSTANCES BE REVOKED EXCEPT UPON TERMINATION OF THIS AGREEMENT IN ACCORDANCE WITH ITS TERMS. Each Stockholder hereby ratifies and confirms all actions that any proxy appointed or designated hereby may lawfully do or cause to be done in accordance herewith. Such irrevocable proxy is executed and intended to be irrevocable in accordance with the provisions of Section 212 of the DGCL. Upon the execution hereof, all prior proxies given by the undersigned with respect to the Shares are hereby revoked (other than any proxy given in respect of the Company's 2007 Annual Meeting of Stockholders) and, for so long as this Agreement is in effect, no subsequent proxies will be given.

Section 3.            Fiduciary Responsibilities. If any Stockholder is or becomes, during the term hereof, a director or officer of the Company or any of its Subsidiaries, such Stockholder does not make (and shall not be deemed to have made) any agreement or understanding herein in his or her capacity as such director or officer. Without limiting the generality of the foregoing, each Stockholder signs solely in his, her or its capacity as the record and/or beneficial owner, as applicable, of the Stockholder’s Shares and nothing herein shall limit or affect any actions taken by any Stockholder (or a designee of any Stockholder) in his or her capacity as an officer or director of the Company or any of its Subsidiaries in exercising his or her (in such capacity) or the Company’s or the Company Board’s rights in connection with the Merger Agreement or otherwise and such actions shall not be deemed to be a breach of this Agreement.

Section 4.            Representations and Warranties of the Stockholders. Each Stockholder, severally and not jointly, represents and warrants to Parent as follows:

(a)    Binding Agreement. To the extent applicable, the Stockholder is a corporation, limited liability company, partnership or trust duly organized, validly existing and in good standing under the Laws of the jurisdiction of its organization. The Stockholder has all necessary power and authority, or capacity, as applicable, to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The Stockholder has duly and validly executed and delivered this Agreement and this Agreement constitutes a legal, valid and binding obligation of the Stockholder, enforceable against the Stockholder in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws affecting creditors’ rights generally and by general equitable principles (regardless of whether enforceability is considered in a proceeding in equity or at Law).

(b)    No Conflict. Neither the execution and delivery of this Agreement by the Stockholder, nor the performance by the Stockholder of his, her or its obligations hereunder will, (i) require any consent, approval, authorization or permit of, registration, declaration or filing (except for such filings as may be required under the federal securities laws or as would not reasonably be expected to prevent, materially delay or otherwise materially impair the Stockholder’s ability to perform his, her or its obligations hereunder) with, or notification to, any Governmental Entity (except for applicable requirements, if any, of the Securities Exchange Act of 1934, as amended), (ii) if the Stockholder is an entity, result in a violation of, or default under, or conflict with any provision of its certificate of incorporation, bylaws, partnership agreement, limited liability company agreement or similar organizational documents, (iii) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation, or acceleration) under any contract, trust, agreement, instrument, commitment, arrangement or understanding applicable to the Stockholder or the Stockholder’s Shares, or result in the creation of a security interest, lien, charge, encumbrance, equity or claim with respect to any of the Stockholder’s Shares, except, in the case of clause (iii), as would not reasonably be expected to prevent, materially delay or otherwise materially impair the Stockholder’s ability to perform its obligations hereunder, (iv) require any consent, authorization or approval of any Person other than a Governmental Entity, except, in the case of clause (iv), as would not reasonably be expected to prevent, materially delay or otherwise materially impair the Stockholder’s ability to perform its obligations hereunder or  (v) violate or conflict with any Law applicable to the Stockholder or the Stockholder’s Shares. If the Stockholder is a married individual and the Stockholder’s Shares constitute community property or otherwise need spousal approval in order for this Agreement to be a legal, valid and binding obligation of the Stockholder, this Agreement has been duly authorized, executed and delivered by, and constitutes a legal, valid and binding obligation of, the Stockholder’s spouse, enforceable against such spouse in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws affecting creditors’ rights generally and by general equitable principles (regardless of whether enforceability is considered in a proceeding in equity or at law).

(c)    Ownership of Shares. The Stockholder is the record and beneficial owner of, and has good, valid and marketable title to, the Shares set forth opposite such Stockholder’s name on Schedule I attached hereto free and clear of any security interests, liens, charges, encumbrances, equities, claims, options, proxies, voting restrictions, limitations on disposition, adverse claims of ownership or use, or limitations of whatever nature, other than pursuant to this Agreement, and free of any other limitation or restriction (including any restriction on the right to vote, sell or otherwise dispose of such Shares), and has the sole power to vote and full right, power and authority to sell, transfer and deliver, the Shares set forth opposite the Stockholder’s name on Schedule I hereto. There are no outstanding options or other rights to acquire from the Stockholder, or obligations of the Stockholder to sell or to dispose of, any of the Stockholder’s Shares, and none of the Stockholder’s Shares are subject to vesting. The Stockholder holds exclusive power to vote the Shares set forth opposite the Stockholder’s name on Schedule I attached hereto. As of the date of this Agreement, the Shares set forth opposite the Stockholder’s name on such Schedule I attached hereto represent all of the shares of capital stock of the Company owned (beneficially or of record) by the Stockholder, except shares of Company Common Stock which may be acquired by the Stockholder upon exercise of options, if any, held by the Stockholder as set forth in such Schedule.

(d)     Proxy Statement. The Stockholder agrees that none of the information relating to the Stockholder or his, her or its controlled Affiliates provided by or on behalf of the Stockholder for inclusion in the Proxy Statement will, from the time the Proxy Statement is first filed with the SEC to the time the Proxy Statement is first published, sent or given to stockholders of the Company, contain any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

(e)    Broker Fees. No broker, investment banker, financial advisor or other person is entitled to any broker’s, finder’s, financial advisor’s or other similar fee or commission based upon arrangements made by or on behalf of the Stockholder in connection with its entering into this Agreement.

Section 5.            Representations and Warranties of Parent. Parent represents and warrants to each of the Stockholders as follows:

(a)    Binding Agreement. Parent is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has full corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by Parent and the consummation of the transactions contemplated hereby have been duly and validly authorized by the Board of Directors of Parent, and no other corporate proceedings on the part of Parent are necessary to authorize the execution, delivery and performance of this Agreement by Parent and the consummation of the transactions contemplated hereby. Parent has duly and validly executed this Agreement and this Agreement constitutes a legal, valid and binding obligation of Parent, enforceable against Parent in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws affecting creditors’ rights generally and by general equitable principles (regardless of whether enforceability is considered in a proceeding in equity or at law).

(b)    No Conflict. Neither the execution and delivery by Parent of this Agreement, nor the performance by Parent of its obligations hereunder will, (i) require any consent, approval, authorization or permit of, registration, declaration or filing (except for such filings as may be required under the federal securities laws or as would not reasonably be expected to prevent, materially delay or otherwise materially impair Parent’s ability to perform its obligations hereunder) with, or notification to, any Governmental Entity, (ii) result in a violation of, or default under, or conflict with any provision of its certificate of incorporation and bylaws, (iii) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation, or acceleration) under any contract, trust, agreement, instrument, commitment, arrangement or understanding applicable to Parent, except, in the case of clause (iii), as would not reasonably be expected to prevent, materially delay or otherwise materially impair Parent’s ability to perform its obligations hereunder, (iv) require any consent, authorization or approval of any Person other than a Governmental Entity, except, in the case of clause (iv), as would not prevent, materially delay or otherwise materially impair such Parent’s ability to perform its obligations hereunder or (v) violate or conflict with any Law applicable to Parent.

Section 6.            Transfer and Other Restrictions. For so long as this Agreement is in effect:

(a)	Certain Prohibited Transfers. Each Stockholder agrees not to:

(i)        sell, transfer, exchange, pledge, encumber, assign or otherwise dispose, including by operation of law, of (collectively, “Transfer”), or enter into any contract, option or other arrangement or understanding with respect to the Transfer of, the Stockholder’s

Shares or any interest contained therein (other than by testamentary disposition or intestate succession or, if the transactions contemplated by the Merger Agreement are consummated, by operation of Law in the Merger);

(ii)       grant any proxies or powers of attorney or enter into a voting agreement or other arrangement with respect to the Stockholder’s Shares, other than this Agreement;

(iii)      enter into, or deposit the Stockholder’s Shares into, a voting trust or take any other action which would, or could reasonably be expected to, result in a diminution of the voting power represented by any of the Stockholder’s Shares; nor

(iv)	commit or agree to take any of the foregoing actions.

(b)    Efforts. For so long as this Agreement is in effect, the Stockholder agrees not to take any action that would have the effect of preventing or disabling it from performing its obligations under this Agreement. Subject to Section 3 hereof, for so long as this Agreement is in effect, the Stockholder shall use the Stockholder’s reasonable best efforts to take, or cause to be taken, all actions (including executing and delivering such additional documents) and do, or cause to be done, and to assist and cooperate with the other parties hereto in doing, all things, in each case, as may reasonably be deemed by Parent to be necessary or desirable to carry out the provisions of this Agreement.

(c)    Additional Shares. In the event (i) of any stock dividend, stock split, recapitalization, reclassification, conversion, subdivision, combination or exchange of shares of capital stock of the Company on, of or affecting any Stockholder’s Shares or (ii) any Stockholder becomes the beneficial owner of any additional shares of capital stock of the Company or other securities entitling the holder thereof to vote or give consent with respect to the matters set forth in Section 2(a) hereof, then the terms of this Agreement shall apply to the shares of capital stock or other securities of the Company held by such Stockholder immediately following the effectiveness of the events described in clause (i) or the Stockholder becoming the beneficial owner thereof, as described in clause (ii), as though they were the Stockholder’s Shares hereunder. Each Stockholder hereby agrees, while this Agreement is in effect, to notify Parent of the number of any new shares of capital stock or other securities of the Company acquired by such Stockholder, if any, after the date hereof.

Section 7.            No Solicitation. For so long as this Agreement is in effect, no Stockholder shall, nor shall any Stockholder permit any Representative of such Stockholder to, directly or indirectly through another Person, solicit, initiate or knowingly encourage any Acquisition Proposal or the making or receipt thereof; provided that any action which is permitted by the Merger Agreement to be taken by a Stockholder in his or her capacity as a director or officer or which is permitted by Section 3 hereof shall not be prohibited by the foregoing. Each Stockholder shall, and shall direct such Stockholder’s Representatives to, for so long as this Agreement is in effect, immediately cease any existing solicitations, discussions or negotiations with any Person (other than Parent and its Affiliates) that has made or indicated an intention to make an Acquisition Proposal. In addition to the other obligations of the Stockholders set forth in this Section 7, each Stockholder shall promptly advise Parent orally

(with written confirmation to follow within 48 hours) after receipt by such Stockholder of any Acquisition Proposal, including the material terms and conditions thereof and the identity of the Person making any such Acquisition Proposal.

Section 8.            Disclosure. Each Stockholder hereby authorizes the Company to publish and disclose in the Proxy Statement (including all documents and schedules filed with the SEC in connection therewith) its identity and ownership of the Stockholder’s Shares and the nature of its commitments, arrangements and understandings under this Agreement.

Section 9.            Jurisdiction; Waiver of Jury Trial. To the fullest extent permitted by applicable Law, each party hereto irrevocably submits to the exclusive jurisdiction of (i) the Chancery Court of the State of Delaware (or other appropriate state court in the State of Delaware), and (ii) the United States District Court for the District of Delaware, for the purposes of any suit, action or other proceeding arising out of this Agreement or any transaction contemplated hereby. To the fullest extent permitted by applicable Law, each party hereto agrees to commence any action, suit or proceeding relating hereto in the Chancery Court of the State of Delaware or, if such suit, action or other proceeding may not be brought in such court for reasons of subject matter jurisdiction in the United States District Court for the District of Delaware. Each party hereto irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or the transactions contemplated hereby in (A) the Chancery Court of the State of Delaware, or (B) the United States District Court for the District of Delaware, and, to the fullest extent permitted by applicable Law, hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum. To the fullest extent permitted by applicable Law, each party hereto further irrevocably consents to the service of process out of any of the aforementioned courts in any such suit, action or other proceeding by the mailing of copies thereof by mail to such party at its address set forth in this Agreement, such service of process to be effective upon acknowledgment of receipt of such registered mail; provided that nothing in this Section 8 shall affect the right of any party to serve legal process in any other manner permitted by Law. The consent to jurisdiction set forth in this Section 8 shall not constitute a general consent to service of process in the State of Delaware and shall have no effect for any purpose except as provided in this Section 8. The parties hereto agree that a final judgment in any such suit, action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law. Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 10 as to giving notice thereunder shall be deemed effective service of process on such party. EACH OF THE PARTIES HERETO HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

Section 10.         Indemnification; Reimbursement of Expenses. To the fullest extent permitted by applicable Law, in consideration of the agreement of the Stockholders to enter into this Agreement, the Company shall indemnify, defend and hold harmless each of the Stockholders, and each of their respective heirs, executors, personal representatives, administrators and permitted assigns, from and against any and all losses, liabilities, expenses (including reasonable attorneys' fees), claims, fines and damages (collectively, "Damages") asserted against, resulting to, imposed upon or suffered by any Stockholder, or any one of them, arising out of or related to the matters set forth in this Agreement (except to the extent resulting from any breach of this Agreement by such Stockholder or the enforcement of this Agreement by Parent or the Company). The Company shall reimburse all out-of-pocket expenses actually and reasonably incurred by each such Stockholder in connection with the execution, delivery and performance of this Agreement by such Stockholder, including the reasonable fees and expenses of legal counsel and other advisors actually incurred by such Stockholder. Any such expenses or Damages shall be reimbursed by the Company within five (5) Business Days after receipt from such Stockholder of a request for reimbursement or indemnification accompanied by reasonable documentation evidencing the expenses sought to be reimbursed or amounts sought to be indemnified. Each Stockholder hereby undertakes that, if, when and to the extent that a final judicial determination is made (as to which all rights of appeal therefrom have been exhausted or lapsed) that such Stockholder is not entitled under applicable Law to be indemnified by the Company pursuant to this Section 10, such Stockholder shall reimburse the Company for any amounts theretofore paid by the Company in respect of indemnification pursuant to this Section 10 as to which such Stockholder has been determined not to have been entitled. The Stockholders' obligations pursuant to the immediately preceding sentence shall be unsecured and interest-free. To the extent that any Stockholder is covered by insurance with respect to Damages that are paid by the Company pursuant to this Section 10, each such Stockholder covenants and agrees to use his or her commercially reasonable efforts to collect the proceeds, if any, available to such Stockholder under any such insurance policy and to pay over such proceeds (net of the cost of collection) to the Company as reimbursement for amounts paid as indemnification by the Company pursuant to this Section 10 with respect to such Damages.

Section 11.         Termination. This Agreement shall terminate automatically and without further action of the parties and cease to have any force or effect on the earliest to occur of (i) the approval and adoption of the Merger Agreement at the Company Stockholders Meeting, (ii) the effectiveness of any amendment to the Merger Agreement that has the effect of reducing the consideration payable in the Merger or otherwise alters the form of the consideration payable in the Merger (unless such amendment results in the payment of the same cash consideration payable pursuant to the Merger Agreement as of the date hereof, plus additional consideration of a different form), (iii) the Effective Time, (iv) the termination of the Merger Agreement in accordance with its terms, (v) the written agreement of the parties hereto to terminate this Agreement, and (vi) April 30, 2008, unless the Outside Date under the Merger Agreement is extended to July 31, 2008 pursuant to the terms of Section 9.01(b)(iii) thereof, in which case, July 31, 2008; provided, however, that (x) Sections 9, 10 and 12 through 20 shall survive any termination of this Agreement and (y) termination of this Agreement shall not relieve any party from liability for any breach of its obligations hereunder committed prior to such termination.

Section 12.          Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered personally, mailed by certified mail (return receipt requested) or sent by overnight carrier or by telecopier (upon confirmation of receipt) to the parties at the following addresses or at such other as shall be specified by the parties by like notice: (i) if to Parent or the Company, to the appropriate address set forth in Section 10.05 of the Merger Agreement; and (ii) if to any Stockholder, to the address set forth opposite such Stockholder's name on Schedule I hereto.

Section 13.          Certain Events. The Stockholder agrees that this Agreement and the obligations hereunder shall attach to the Stockholder’s Shares and shall be binding upon any Person to which legal or beneficial ownership of the Stockholder’s Shares shall pass, whether by operation of Law or otherwise, including the Stockholder’s heirs, guardians, administrators or successors.

Section 14.         Entire Agreement. This Agreement (including the documents and instruments referred to herein) constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof.

Section 15.         Amendment. This Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by Parent, the Stockholder and (with respect to any provisions setting forth rights or obligations of the Company only) the Company.

Section 16.          Successors and Assigns. This Agreement shall not be assigned by operation of Law or otherwise without the prior written consent of the other parties hereto. This Agreement will be binding upon, inure to the benefit of and be enforceable by each party and such party’s heirs, beneficiaries, executors, successors, representatives and permitted assigns.

Section 17.          Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, and delivered by means of facsimile transmission or otherwise, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

Section 18.         Governing Law. This Agreement shall be construed, performed and enforced in accordance with, and governed by, the laws of the State of Delaware without giving effect to any choice or conflict of Law provision or rule (whether of the State of Delaware or any other jurisdiction).

Section 19.          Severability. If any provision of this Agreement shall be held to be illegal, invalid or unenforceable under any applicable law, then such contravention or invalidity shall not invalidate the entire Agreement. Such provision shall be deemed to be modified to the extent necessary to render it legal, valid and enforceable, and if no such modification shall render it legal, valid and enforceable, then this Agreement shall be construed as if not containing the provision held to be invalid, and the rights and obligations of the parties shall be construed and enforced accordingly.

Section 20.         Interpretation. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. This Agreement has been freely and fairly negotiated among the parties. If an ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the parties and no presumption or burden of proof will arise favoring or disfavoring any party because of the authorship of any provision of this Agreement. Any reference to any applicable Law will be deemed to refer to such Law as in effect on the date hereof and all rules and regulations promulgated thereunder, unless the context requires otherwise. The words “include,” “includes,” and “including” will be deemed to be followed by “without limitation.” Pronouns in masculine, feminine, and neuter genders will be construed to include any other gender, and words in the singular form will be construed to include the plural and vice versa, unless the context otherwise requires. The words “this Agreement,” “herein,” “hereof,” “hereby,” “hereunder,” and words of similar import refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited.

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IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be signed, individually or by its respective officer thereunto duly authorized, as of the date first written above.

BRACCO DIAGNOSTICS, INC.

By: /s/ Carlo Medici ———————————————
Name: Carlo Medici
Title: President & CEO

      E-Z-EM, INC.

By: /s/ Anthony A. Lombardo ———————————————
Name: Anthony A. Lombardo

        Title: President & CEO

By: /s/ David P. Meyers ———————————————

   David P. Meyers

By: /s/ Betty K. Meyers ———————————————

           Betty K. Meyers

By: /s/ Stuart J. Meyers ———————————————

   Stuart J. Meyers

By: /s/ Jonas I. Meyers ———————————————

   Jonas I. Meyers

By: /s/ Peter J. Graham ———————————————

   Peter J. Graham

By: /s/ Rachel Stern Graham ———————————————

   Rachel Stern Graham

By: /s/ Linda B. Stern ———————————————

    Linda B. Stern

            ESTATE OF HOWARD S. STERN

By: /s/ Linda B. Stern, Executor ———————————————

    Linda B. Stern

    Executor

            LINDA B. STERN GRANTOR

            RETAINED ANNUITY TRUST

By: Linda B. Stern, Executor ———————————————

    Linda B. Stern

    Trustee

By: /s/ Seth Stern ———————————————

   Seth Stern

SCHEDULE I TO

VOTING AGREEMENT

Name of Stockholder	Number of Shares of Company Common Stock*	Address	Percentage of Voting Stock Outstanding
David P. Meyers	504,145	**	4.6
Betty K. Meyers	98,805	**	.9
Stuart J. Meyers	344,168	**	3.1
Jonas I. Meyers	377,087	**	3.4
Peter J. Graham***	20,447	50 East 79th Street, Apt. 14A New York, NY 10075	.2
Rachel Stern Graham***	381,127	50 East 79th Street, Apt. 14A New York, NY 10075	3.5
Linda B. Stern	36,305	23 I.U. Willets Road, Old Westbury, NY 11568	.3
Estate of Howard S. Stern	1,350,198	23 I.U. Willets Road, Old Westbury, NY 11568	12.3
Linda B. Stern Grantor Retained Annuity Trust	500,000	23 I.U. Willets Road, Old Westbury, NY 11568	4.6
Seth Stern	100,000	460 East 79th Street, Apt. 9A New York, NY 10075	.9
	Total: 3,712,282		Total: 33.8

________________________________________________

*	Excludes shares of Company Common Stock issuable upon exercise of outstanding options.

**	c/o Skadden, Arps, Slate, Meagher & Flom LLP, One Rodney Square, Seventh Floor, Wilmington, DE 19801, Attention: Robert B. Pincus, Facsimile: (302) 651-3001.

***	221,240 shares listed as owned by Rachel Stern Graham are owned jointly by Peter J. Graham and Rachel Stern Graham.